Income Tax	12 Months Ended
Dec. 31, 2024
Income Tax [Abstract]
Income Tax

NOTE 8: Income tax

The Company recorded a $382,000 tax provision related to potential exit taxes associated with certain intellectual property in Belgium. No other income taxes were payable in view of the losses incurred by the Company. On December 31, 2024, the Company had a consolidated net tax loss carried forward amounting to $333.9 million (2023: $308.7 million; 2022: $285.3 million).

The tax losses related to MDxHealth SA in Belgium are available for carry forward. Tax losses were realized by MDxHealth SA until December 31, 2020, and subsequently in the U.S. Permanent Establishment of MDxHealth SA. Until 2021, tax losses related to MDxHealth BV in the Netherlands are available for carry forward to a period of 6 years. As of 2022, tax losses related to MDxHealth BV in the Netherlands are available for carry forward indefinitely. The tax losses of MDxHealth Inc., related to the years beginning on or after January 1, 2018, are available for carry forward indefinitely. Tax losses related to the years before January 1, 2018, can be carried forward to a period of 20 years.

Tax credits (investment deductions) amounted to $0 in 2024, $0 in 2023, and $402,000 in 2022.

It is uncertain if the Company will have taxable profits in the near future to allow all or part of the deferred tax asset to be utilized and as a result, no deferred tax asset was recognized in 2024, 2023, and 2022. The tax reconciliation and the impact of the unrecognized deferred tax assets is as follows:

Thousands of $	Income Statement
For the years ended December 31	2024	2023	2022
Loss for the year	(38,069)	(43,100)	(44,044)
Income tax expense	(382)	(1)	0
Loss before income tax	(37,687)	(43,099)	(44,044)

Tax using the MDxHealth’s domestic tax rate	9,422	10,775	11,011
Effect of unused tax losses not recognized as deferred tax assets	(9,804)	(10,775)	(11,011)